UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2007

Palm, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29597	94-3150688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

950 W. Maude Avenue, Sunnyvale, California	94085
(Address of principal executive offices)	(Zip Code)

(408) 617-7000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	2006 Software License Agreement by and between the Company, Palm Ireland Investment and ACCESS Systems Americas, Inc. (previously known as PalmSource, Inc.), dated as of December 5, 2006

10.2	Amendment No. 1 to Master Patent Ownership and License Agreement by and between the Company and ACCESS Systems Americas, Inc. (previously known as PalmSource, Inc.), dated as of December 5, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PALM, INC.

Date: April 4, 2007	/s/ Mary E. Doyle
Mary E. Doyle
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1	2006 Software License Agreement by and between the Company, Palm Ireland Investment and ACCESS Systems Americas, Inc. (previously known as PalmSource, Inc.), dated as of December 5, 2006

10.2	Amendment No. 1 to Master Patent Ownership and License Agreement by and between the Company and ACCESS Systems Americas, Inc. (previously known as PalmSource, Inc.), dated as of December 5, 2006